SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 8, 2000

Rapid Retrieval Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada 0-30451 88-0429856

(State or other jurisdiction of (Commission (IRS Employee

Incorporation) File Number) Identification No.)

Suite 309, 2906 West Broadway, Vancouver, B.C. V6K 2G8

(Address of principal executive offices) (postal code)

Registrant's telephone number, including area code: (604) 731-6603

Rapid Retrieval Systems, Inc. hereby files Amendment No. 1 to its Form 8-K (date of report

(August 22, 2000) filed with the Securities and Exchange Commission on August 24, 2000.

Such Form 8-K is hereby amended and supplemented as follows:

Item 7. Financial Statements and Exhibits.

Listed below are the financial statements, pro-forma financial information and exhibits filed as part of this report.

Financial Statements of ELine Music.com.

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The unaudited financial statements of ELine Music.com for the nine months ended September

30, 2000 is filed as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference.

Exhibits.

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99.1 Unaudited Financial Statements of ELine Music.com, Inc. as of September 30, 2000

Signatures:

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid Retrieval Systems, Inc.

(Registrant)

Date: November 8, 2000

/s/ Sonny Paradise

Sonny Paradise, President

(Signature)